UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 21, 2007

QUALSTAR CORPORATION
(Exact name of registrant as specified in its charter)

California	000-30083	5-3927330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990-B Heritage Oak Court, Simi Valley, CA	93063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (805) 583-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2007, the Board of Directors of Qualstar Corporation (the “Company”), amended and restated Article V, Section 6 of the Company’s Bylaws to allow for the electronic registration, issuance and transfer of the Company’s stock, without the issuance of physical stock certificates.  The amendment and restatement of Article V, Section 6 is intended to make the Company eligible to participate in the Direct Registration System of the Depository Trust Corporation.  The amended Bylaw continues to permit shareholders to obtain a physical stock certificate upon request.

A copy of Article V, Section 6 of the Bylaws, as amended and restated, is filed as Exhibit 3.1 to this report.

Item 9.01.            Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Article V, Section 6 of the Bylaws of Qualstar Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

December 21, 2007	By:	/s/ Andrew A. Farina
Andrew A. Farina
Chief Financial Officer